SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------

FORM 8-K

-----------------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 28th, 2005.

TELESIS TECHNOLOGY CORPORATION.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-51008                                      04-3684840

---------------                                 ---------------

(Commission File Number)              (IRS Employer Identification No.)

1611 12th Street East, Unit A

Palmetto, Florida 34221

--------------------------------------------

(Address of Principal Executive Offices) (Zip Code)

(941)795-7441

(Registrant's Telephone Number, Including Area Code)

N/A

---------------------------------------

(Former Name or Former Address, if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]
Pre-commencement communications

Item 1.02 Termination of a Material Definitive Agreement.

On December 15th, 2005 Telesis Technology Corporation (“Borrower”) Paid and Satisfied in full a revolving line of credit or promissory note that was originally signed on November 20th, 2003, thus terminating the agreement with Republic Bank (“lender”).  The Revolving Line of Credit had no expiration or maturity date.  The Principal Line was set at $ 50,000.00 only.  Telesis Technology Corporation (“Borrower”) did not incur any prepayment penalties with this transaction.  The original note was secured by a Commercial Security Agreement and UCC-1 Financing Statement of even date herewith on all accounts receivable.  The lender has furnished signed documentation of the promissory note being Paid and Satisfied by the borrower in full.  With the early termination and satisfaction of this agreement, Telesis Technology Corporation has reduced its liabilities and commitments further.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS TECHNOLOGY CORPORATION.

By: /s/ Hasit Vibhakar
-------------------------------------------------

        HASIT VIBHAKAR, Chairman, CEO & President

Date: December 28th, 2005